                                                                    Exhibit 23.1



                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 22, 1999 in Amendment No. 5 to the Registration Statement (Form S-1) and related Prospectus of eBenX, Inc. (formerly known as Network Management Services, Inc.) for the registration of 5,750,000 shares of its common stock.


                                                           /s/ Ernst & Young LLP


Minneapolis, Minnesota
December 8, 1999